EXHIBIT 10.1

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                       FIRST AMENDMENT TO CREDIT AGREEMENT



                        EFFECTIVE AS OF JANUARY 11, 2005



                                      among

                            NATIONAL COAL CORPORATION
                                  as Borrower,


                  D. B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.,
                            as Administrative Agent,


                                       AND




                            THE LENDERS PARTY HERETO










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


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "FIRST AMENDMENT") dated as of January 11, 2005 (the "FIRST AMENDMENT EFFECTIVE DATE"), is by and among National Coal Corporation, a Tennessee corporation (the "BORROWER"), each of the lenders from time to time party hereto ("Lenders"), D. B. Zwirn Special
Opportunities Fund, L.P., a Delaware limited partnership (as administrative agent for the Lenders, in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS:

         A. The Borrower entered into a Credit Agreement dated as of November 26, 2004 (the "CREDIT AGREEMENT"), among the Borrower, Administrative Agent and the Lenders party thereto.

         B. The Borrower has requested that certain provisions of the Credit Agreement be modified and amended.

         C. The Borrower, the Collateral Agent and the Lenders have agreed to amend the Credit Agreement on the terms and conditions contained herein.

                                   AGREEMENT:

         In consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. TERMS DEFINED IN THE CREDIT AGREEMENT. Each term defined in the Credit Agreement (as amended hereby) and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Unless otherwise indicated, all section and article references in this First Amendment refer to the Credit Agreement.

         SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.

                  (a) NEW SECTION 2.06(b)(iv). A new Section 2.06(b)(iv) is hereby added to the Credit Agreement after Section 2.06(b)(iii) as set forth below:

                           (iv)     fund working capital needs of the Borrower.

                  In light of the new Section 2.06(b)(iv) the "and" at the end of Section 2.06(b)(ii) is deleted and the period at the end of Section 2.06(b)(iii) is deleted and replaced with a semi-colon and the word "and" after the semi-colon.


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         SECTION 3.  CONDITIONS.  The  following is added as Section 7.06 of the
Credit Agreement:

                  Section 6.03. CONDITIONS TO FIRST AMENDMENT. The obligation of the Lenders to make the initial advance pursuant to this Agreement after January 11, 2005 is subject to the following conditions precedent, in addition to those set forth in Sections 7.02 and 7.03 of the Agreement:

                           (a) DUE DILIGENCE. The Administrative Agent shall be satisfied that Borrower has granted to Administrative Agent for the benefit of the Lenders and itself a valid, first priority perfected lien on all of the Properties that Borrower acquires in connection with any Subsequent Commitment Increase.

                           (b) OTHER SECURITY INSTRUMENTS. The Administrative Agent shall have received such instruments, each duly and validly executed and delivered by the respective parties thereto, and in sufficient executed counterparts for recording purposes when applicable, such security agreements, financing statements, or titles duly endorsed to Administrative Agent as Administrative Agent may request in order to perfect the security interest in all of the Properties that Borrower acquires in connection with any Subsequent Commitment Increase.

         SECTION 4. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not (a) be deemed to be a consent to, or a waiver or modification of, any other term or condition of the Credit Agreement or (b) prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the other documents or instruments referred to therein. Except as expressly modified hereby or by express written amendments thereof, the Credit Agreement and each of the other documents and instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

         SECTION 5. ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. The Borrower hereby adopts, ratifies and confirms the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

         SECTION 6.  GOVERNING  LAW.   THIS FIRST  AMENDMENT  AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the several sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         SECTION 8. ENTIRE AGREEMENT. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.


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         SECTION 9.  COUNTERPARTS.  This First  Amendment may be executed in any number of counterparts (including by telecopy) and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         In witness whereof, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized officers as of the First Amendment Effective Date.

                          [SIGNATURES BEGIN NEXT PAGE]


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The parties  hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                         NATIONAL COAL CORPORATION


                                  By:               /S/ JON E. NIX
                                     -------------------------------------------
                                  Name:             JON E. NIX
                                       -----------------------------------------
                                  Title:            CHIEF EXECUTIVE OFFICER
                                        ----------------------------------------


                                  Address:     National Coal Corporation
                                               8915 George Williams Road
                                               Knoxville, TN  37923
                                               Telecopier No.:  (865) 691-9982
                                               Telephone No.:  (865) 690-6900
                                               Attention:  Jon Nix


             [Signature Page to First Amendment to Credit Agreement]
                                       S-1
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ADMINISTRATIVE AGENT:             D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.


                                  By:      D.B. Zwirn Partners, LLC, its general
                                                    partner


                                  By:               /S/ DANIEL B. ZWIRN
                                     -------------------------------------------
                                  Name:             DANIEL B. ZWIRN
                                       -----------------------------------------
                                  Title:            MANAGING MEMBER
                                        ----------------------------------------

                                  Address:  745 5th Avenue, 18th Floor
                                            New York, New York  10151
                                            Attention:   Morris W. Macleod
                                            Telecopy:   (646) 720-9039


             [Signature Page to First Amendment to Credit Agreement]
                                       S-2
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LENDER:                           D. B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.


                                  By:      D.B. Zwirn Partners, LLC, its general
                                                    partner


                                  By:               /S/ DANIEL B. ZWIRN
                                     -------------------------------------------
                                  Name:             DANIEL B. ZWIRN
                                       -----------------------------------------
                                  Title:            MANAGING MEMBER
                                        ----------------------------------------

                                  Address: 745 5th Avenue, 18th Floor
                                           New York, New York  10151
                                           Attention:   Morris W. Macleod
                                           Telecopy:   (646) 720-9039


             [Signature Page to First Amendment to Credit Agreement]
                                       S-3